EXHIBIT 4.1
CUSIP No. 003687209
AGREEMENT CONCERNING JOINT FILING OF SCHEDULE 13D
          The undersigned agree as follows:
          (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and
          (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.
          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.
          Dated: January 14, 2011

V. PREM WATSA
/s/ V. Prem Watsa

1109519 ONTARIO LIMITED
By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED
By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

810679 ONTARIO LIMITED
By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED
By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	Chairman and Chief Executive Officer

TIG INSURANCE COMPANY
By:	/s/ John J. Bator
	Name:	John J. Bator
	Title:	Chief Financial Officer and Senior Vice President

FAIRMONT SPECIALTY INSURANCE COMPANY
By:	/s/ John J. Bator
	Name:	John J. Bator
	Title:	Chief Financial Officer and Senior Vice President

GENERAL FIDELITY INSURANCE COMPANY
By:	/s/ John J. Bator
	Name:	John J. Bator
	Title:	Chief Financial Officer and Senior Vice President

CLEARWATER INSURANCE COMPANY
By:	/s/ Kirk M. Reische
	Name:	Kirk M. Reische
	Title:	Vice President

THE NORTH RIVER INSURANCE COMPANY
By:	/s/ Paul Bassaline
	Name:	Paul Bassaline
	Title:	Vice President Finance and Assistant Controller

SENECA INSURANCE COMPANY, INC.
By:	/s/ Dennis J. Hammer
	Name:	Dennis J. Hammer
	Title:	Vice President

UNITED STATES FIRE INSURANCE COMPANY
By:	/s/ Paul Bassaline
	Name:	Paul Bassaline
	Title:	Vice President Finance and Assistant Controller

ODYSSEY AMERICA REINSURANCE CORPORATION
By:	/s/ Kirk M. Reische
	Name:	Kirk M. Reische
	Title:	Vice President

MARKEL INSURANCE COMPANY OF CANADA
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

COMMONWEALTH INSURANCE COMPANY
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

FEDERATED INSURANCE COMPANY OF CANADA
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

LOMBARD GENERAL INSURANCE COMPANY OF CANADA
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

LOMBARD INSURANCE COMPANY
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

ZENITH INSURANCE COMPANY
By:	/s/ Michael Jansen
	Name:	Michael Jansen
	Title:	Executive Vice President and General Counsel